February 6, 2020 Announcement Telenav Q2 FY20Earnings © 2019

Forward Looking Statements

This supplemental investor presentation contains forward-looking statements that are based on Telenav management's beliefs and assumptions and on information currently available to its management. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These potential risks and uncertainties include, among others: Telenav's ability to achieve future revenue currently estimated under customer engagements, Telenav's ability to develop and implement products for Ford, GM and Toyota and to support Ford, GM and Toyota and their customers; the impact of GM's recent announcement regarding its partnership with Google Automotive Services and Ford's recent announcement regarding the elimination of various sedans in North America over the near term; the impact of tariffs on sales of automobiles in the United States and other markets; Telenav's success in extending its contracts for current and new generation of products with its existing automobile manufacturers and tier ones, particularly Ford and GM; Telenav's ability to achieve additional design wins and the delivery dates of automobiles including Telenav's products; adoption by vehicle purchasers of Scout GPS Link, VIVID and Telenav's in-car commerce offerings; Telenav's ability to demonstrate internal controls over financial reporting and disclosures, including as it may relate to our recognition of revenue; Telenav's dependence on a limited number of automobile manufacturers and tier ones for a substantial portion of its revenue and the impact of labor stoppages on those automobile manufacturers' and tier ones' ability to produce vehicles; reductions in demand for automobiles; potential impacts of automobile manufacturers and tier ones including competitive capabilities in their vehicles such as Apple CarPlay, GAS and Android Auto; Telenav's continued reporting of losses and operating expenses in excess of expectations; Telenav's ability to acquire certification for automobile SPICE and other contractual obligations with customers; failure to reach agreement with customers for awards and contracts on products and services in which Telenav has expended resources developing; competition from other market participants who may provide comparable services to subscribers without charge; the timing of new product releases and vehicle production by Telenav's automotive customers, including inventory procurement and fulfillment; possible warranty claims, and the impact on consumer perception of its brand; Telenav's ability to perform under its initiatives with Amazon and Microsoft and benefit from those initiatives; the potential that Telenav may not be able to realize its deferred tax assets and may have to take a reserve against them; Telenav's reliance on its automobile manufacturers for volume and royalty reporting; the impact on revenue recognition and other financial reporting due to the amendment of contracts or changes in accounting standards; and macroeconomic and political conditions in the U.S. and abroad, in particular China. Telenav discusses these risks in greater detail in "Risk Factors" and elsewhere in its Form 10-K for the fiscal year ended June 30, 2019 and other filings with the U.S. Securities and Exchange Commission ("SEC"), which are available at the SEC's website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Also, forward-looking statements represent management's beliefs and assumptions only as of the date made. You should review the company's SEC filings carefully and with the understanding that actual future results may be materially different from what Telenav expect.

TELENAV © 2019

Use of Non-GAAP Financial Measures

Telenav prepares its financial statements in accordance with generally accepted accounting principles for the United States, or GAAP. The non-GAAP financial measures such as billings, change in deferred revenue, change in deferred costs, adjusted EBITDA, and free cash flow included in this supplemental investor presentation are different from those otherwise presented under GAAP. Telenav has provided these measures in addition to GAAP financial results because management believes these non-GAAP measures help provide a consistent basis for comparison between periods that are not influenced by certain items and, therefore, are helpful in understanding Telenav's underlying operating results. These non-GAAP measures are some of the primary measures Telenav's management uses for planning and forecasting. These measures are not in accordance with, or an alternative to, GAAP and these non-GAAP measures may not be comparable to information provided by other companies.

To reconcile the historical GAAP results to non-GAAP financial metrics, please refer to the reconciliations in the financial tables included in this supplemental investor presentation.

Billings equals GAAP revenue recognized plus the change in deferred revenue from the beginning to the end of the applicable period. In connection with its presentation of the change in deferred revenue, Telenav has provided a similar presentation of the change in the related deferred costs. Such deferred costs primarily include costs associated with third party content and certain development costs associated with its customized software solutions whereby customized engineering fees are earned. As the company enters into more hybrid and brought-in navigation programs, deferred revenue and deferred costs become larger components of its operating results, so Telenav believes these metrics are useful in evaluating cash flows.

Telenav considers billings to be a useful metric for management and investors because billings drive revenue and deferred revenue, which is an important indicator of its business. There are a number of limitations related to the use of billings versus revenue calculated in accordance with GAAP. First, billings include amounts that have not yet been recognized as revenue or cost and may require additional services or costs to be provided over contracted service periods. For example, billings related to certain brought-in solutions cannot be fully recognized as revenue in a given period due to requirements for ongoing map updates and provisioning of services such as hosting, monitoring, customer support and, for certain customers, additional period content and associated technology costs. Second, we may calculate billings in a manner that is different from peer companies that report similar financial measures, making comparisons between companies more difficult. Accordingly, when Telenav uses this measure, it attempts to compensate for these limitations by providing specific information regarding billings and how they relate to revenue calculated in accordance with GAAP.

Adjusted EBITDA measures GAAP net income/loss adjusted for discontinued operations and excluding the impact of stock-based compensation expense, depreciation and amortization, other income (expense) net, provision (benefit) for income taxes, and other applicable items such as legal settlements and contingencies and merger and acquisition, or M&A, transaction expenses, net of tax. Stock-based compensation expense relates to equity incentive awards granted to its employees, directors, and consultants. Legal settlements and contingencies represent settlements, offers made to settle, or loss accruals relating to litigation or other disputes in which Telenav is a party or the indemnitor of a party. M&A transaction expenses relate primarily to costs associated with transactions, such as the inMarket Transaction and the Grab Transaction.

Adjusted EBITDA, while generally a measure of profitability, can also represent a loss. Adjusted EBITDA is a key measure Telenav uses to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, Telenav believes that the exclusion of the expenses we eliminate when calculating adjusted EBITDA can provide a useful measure for period-to-period comparisons of Telenav's core business. Accordingly, Telenav believes that adjusted EBITDA generally may provide useful information to investors and others in understanding and evaluating our operating results in the same manner as Telenav does.

Free cash flow is a non-GAAP financial measure Telenav defines as net cash provided by (used in) operating activities, less purchases of property and equipment. Telenav considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash (used in) generated by its business after purchases of property and equipment.

In this supplemental investor presentation, Telenav has provided guidance for the third quarter of fiscal 2020 on a non-GAAP basis for billings and adjusted EBITDA. Telenav does not provide reconciliations of these forward-looking non-GAAP financial measures to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections with respect to deferred revenue, deferred costs, stock-based compensation and tax provision (benefit), which are components of these non-GAAP financial measures. In particular, stock-based compensation is impacted by future hiring and retention needs, as well as the future fair market value of Telenav's common stock, all of which is difficult to predict and subject to constant change. The actual amounts of these items will have a significant impact on Telenav's net income/loss per diluted share and tax provision (benefit). Accordingly, reconciliations of Telenav's forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.

TELENAV © 2019

2 1 4 3 Key Messages Delivered another solid quarter & remained focused& remained on Deliveredexecuting quarter solid another strategyour connected car forgrowth sustainable andvalue - Please Please refer to the financial tables at the back of this presentation and Continued to execute to capitalize on our strategy connectedon the platform car$500B connected market car Approx. $129M cash positionfive represents Solid financial results ✓ ✓ ✓ ✓ ✓ ✓ ❑ ❑ ❑ Cash position and equity investments represents approx. equity represents investments and Cash position Equityinvestments Strategic relationship Strategic with relationship Growing at our share $8M $6 Closed Closed Grab Transaction &now Partnering with intheIn progress Solid ✓ ✓ 7 $1B in non M innon Invested in Synq3 to get access to thousands of restaurants & further build ICC our Invested ecosystem restaurants & Synq3 further in to get access of thousands to WonfirstIn in revenue,in up - GAAP adjustedEBITDA; GAAP also a - Motion AutoMotion GAAP backlogGAAP - Car Commerce (ICC) dealCommerce (ICC)with aJapaneseCar OEM made in multiple companies companies made multiple in I Q2 FY20 GM 34% - Car Commerce spaceCar &powering GM’s Ford Y/Y; Telenav’s on as the preferred as preferred the Nav. supplier insurance solutionsinsurance exploring similar opportunities withrideother exploring similaropportunities a five Investor Relations website for the latest filings SEC from existingfrom customer engagements - year high even - year highyear next generation five of of - year high year approximately after & equity $4Mrepurchases in share investments in the quarter 65% of TNAV’s of 65% Cap Market marquee marquee fornext gen.NA, Sync in $20M launch of theCadillac Escalade launchof - hailing companieshailingacrossthe world at end of quarter the of end at i ncluding highncludingvolumeline F150 flagship creation © 2019

Connected Car Platform Strategy I Build, Acquire & Partner

Building momentum via our flywheel strategy with laser focus on three pillars to capitalize on a +$500B TAM



Serve More Cars
(1) IN CAR SW/SERVICE
(2) IN CAR COMMERCE & COMMUNICATION
Increase ARPU
TELENAV CONNECTED CAR PLATFORM
» Location Based Intelligence (LBI)
» Big Data + AI
(3) ROAD INTELLIGENCE
Margin Expansion with Higher Quality Service

TELENAV | Proprietary and Confidential © 2019

Key Metrics 3 2 1 4 Includes cash, cash equivalents, and short and cash, 4 Includes equivalents, cash 3 2 Non all periods for operations discontinued for 1 Adjusted GAAP GAAP measure Grew revenue, expanded gross generated margin, cash, and grew base installed - GAAP measure GAAP Gross Margin % Gross Margin Revenue $67M $64M +14% YoY +14% +8 pts YoY pts +8 YoY+34% Billings 50% – +8 +8 ptsQoQ - +6% QoQ see Financial Tables for reconciliation of GAAP to Non reconciliation for Tables Financial see 15%QoQ 2 3 - term investments term | Q2FY20 3 6 5 4 - GAAP 1 Adjusted EBITDAAdjusted 42% - Please Please refer to the financial tables at the back of this presentation and $12M +$9M YoY+$9M - $8M +$7M YoY - +$8M 9 pts YoY9 pts - OPEX $10M 5 FCF pts QoQ QoQ QoQ 2 of Rev of 3 2 9 8 7 TotalCash on Hand Telenav’s TotalInstalledBase ConnectedCars Investor Relations website for the latest filings SEC $ +46% YoY+46% YoY +50% +28% YoY+28% 17M 129 +6% 27M +8% +6% QoQ QoQ QoQ M 4 © 2019

Services $ Revenue Product $ Revenue Telenav Grew revenue both product and services Performance Overview Breakdown 1 Adjusted for discontinued operations for all periodsall for operations 1 discontinuedfor Adjusted GAAP areabove measuresAll $12.0 Revenue +34% y/y, +6% q/q +31% y/y, +2% q/q +54% y/y, +25% q/q 55.4 67.3 million million Total Company million Gross profit of 50% revenue,+7.6 pts y/y, +7.9 pts q/q $ Gross profit 52% of 52% revenue,+11.3 pts y/y, +11.4 pts q/q $ 39% of 39% revenue, $4.7 Gross profit 28.9 33.6 - 10.7 10.7 pts y/y, million million million - 10.0 pts 10.0 q/q - Please Please refer to the financial tables at the back of this presentation and Key Highlights Revenue Mix ➢ ➢ ➢ ➢ ➢ | FY20 Q2 Services the business 18% represented overall of Services revenue mix 10.7pts Y/Y revenue Y/Y; $12.0M 54% up of Services down39% GM% of 11.3pts Y/Y Product revenueY/Y; 31% $55.4M, up of 52% up GM% of 7.6pts Y/Y Total 34% revenueup Y/Y; $67.3M, of 50% up GM% of margins while expanding arecord revenueDelivered quarter gross 1 Services Telenav’s 18% Investor Relations website for the latest filings SEC 82% Product © 2019

Key Financial Metrics | YoY, QoQ

Five-year high in revenue, with significant growth across all financial metrics reflected



$50.2
$63.6
$67.3
Q2 FY19
Q1 FY20
Q2 FY20

Revenue ($m)



$56.6
$75.7
$64.4
Q2 FY19
Q1 FY20
Q2 FY20

Billings ($m)

- Revenue is a GAAP measure
- Billings is a non-GAAP measure
- Adjusted for discontinued operations for all periods
- Revenue and Billings reflect adjustments made in Q1 FY20; refer to the latest 10Q for details



$85.9
$121.8
$129.0
Q2 FY19
Q1 FY20
Q2 FY20

Total Cash on Hand ($m)



$5.2
$21.7
$11.7
Q2 FY19
Q1 FY20
Q2 FY20

Free Cash Flow ($m)

- Both charts represent Non-GAAP measures
- Total Cash on Hand includes cash, cash equivalents, and short-term investments
- Adjusted for discontinued operations for all periods
- Please refer to the financial tables at the back of this presentation and Telenav's Investor Relations website for the latest SEC filings

- Q1 FY20 benefits from $12.5M one-time cash collection associated with Grab licensing

TELENAV © 2019

8

Backlog From Existing Customer Engagements

Provides line of sight into sustainable revenue streams

Expect to convert approx. 75% of backlog from H2FY20 through FY23 into revenue

~$1B

Does not include

- Any new OEMs that are in the pipeline
- Increase in share of wallet within existing OEMs
- In-Car Commerce
- VIVID offerings including aftermarket play
- Any new business models such as auto insurance

- **Backlog figures are Non-GAAP**, and are based upon management estimates of future vehicle shipments with Telenav solutions for current contracted programs being delivered or contracted for future delivery to our customers
- Backlog are subject to several factors, including but not limited to, the number and timing of vehicles our customers ship with Telenav solutions, potential terminations or changes in scope of our customer relationships and several macro and micro economic factors
- Estimates do not include new programs with existing customers, new programs with new customers nor new products or business models such as VIVID, ICC or any aftermarket offerings
- Management estimates as of February 6, 2020

TELENAV © 2019

Q3 FY20Outlook © 2019

Q3 FY20Outlook - Adjusted Adjusted EBITDA Net income Operating expenses Gross margin % Billings Revenue 6,2020) February Guidance (as of All measures measures All above are GAAPexcept denoted by where a * (Non * * - GAAP) ($ $4.5 $29 to $31 42% to 44% $ $ (dollars in millions) 62.5 61.5 1.5) to to to $ to $ $6.5 $0.5 64.5 63.5 © 2019

Financial Financial Tables © 2019

Telenav, Inc.
Condensed Consolidated Balance Sheets
(in thousands, except par value)
(unaudited)

	December 31, 2019	June 30, 2019
Assets		
Current assets:		
Cash and cash equivalents	$ 26,347	$ 27,275
Short-term investments	102,603	72,203
Accounts receivable, net of allowances of $7 and $7 at December 31, 2019 and June 30, 2019, respectively	44,463	69,781
Restricted cash	1,520	1,950
Deferred costs	33,117	18,752
Prepaid expenses and other current assets	3,231	3,784
Assets of discontinued operations, non-current	-	6,330
Total current assets	211,281	200,075
Property and equipment, net	5,215	5,583
Operating lease right-of-use assets	8,749	-
Deferred income taxes, non-current	1,401	998
Goodwill and intangible assets, net	15,265	15,701
Deferred costs, non-current	48,646	61,050
Other assets	21,285	1,414
Assets of discontinued operations, non-current	-	12,194
Total assets	$ 311,842	$ 297,015

	December 31, 2019	June 30, 2019
Liabilities and stockholders' equity		
Current liabilities:		
Trade accounts payable	$ 1,113	$ 16,061
Accrued expenses	57,856	48,899
Operating lease liabilities	3,532	-
Deferred revenue	50,582	31,270
Income taxes payable	928	800
Liabilities of discontinued operations	-	3,373
Total current liabilities	114,011	100,403
Deferred rent, non-current	-	1,266
Operating lease liabilities, non-current	6,459	-
Deferred revenue, non-current	93,755	103,865
Other long-term liabilities	678	811
Liabilities of discontinued operations, non-current		30
Commitments and contingencies	-	-
Stockholders' equity:		
Preferred stock, $0.001 par value: 50,000 shares authorized; no shares issued or outstanding	-	-
Common stock, $0.001 par value: 600,000 shares authorized; 48,151 and 46,911 shares issued and outstanding at December 31, 2019 and June 30, 2019, respectively	48	47
Additional paid-in capital	190,593	182,349
Accumulated other comprehensive loss	(1,538)	(1,477)
Accumulated deficit	(92,164)	(90,279)
Total stockholders' equity	96,939	90,640
Total liabilities and stockholders' equity	$ 311,842	$ 297,015

TELENAV © 2019

Telenav, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Six Months Ended December 31, 2019	Six Months Ended December 31, 2018
Revenue:				
Product	$ 55,362	$ 42,397	$ 109,408	$ 82,327
Services	11,984	7,763	21,554	14,085
Total revenue	67,346	50,160	130,962	96,412
Cost of revenue:				
Product	26,434	25,015	58,423	48,603
Services	7,288	3,891	12,150	7,845
Total cost of revenue	33,722	28,906	70,573	56,448
Gross profit	33,624	21,254	60,389	39,964
Operating expenses:				
Research and development	19,717	17,766	40,380	36,258
Sales and marketing	2,134	1,665	4,080	3,368
General and administrative	6,428	5,721	13,715	11,171
Legal settlements and contingencies	-	650	-	650
Total operating expenses	28,279	25,802	58,175	51,447
Income (loss) from operations	5,345	(4,548)	2,214	(11,483)
Other income, net	596	532	1,157	2,122
Income (loss) from continuing operations before provision for income taxes	5,941	(4,016)	3,371	(9,361)
Provision for income taxes	205	102	616	842
Equity in net (income) of equity method investees	(797)	-	(797)	-
Income (loss) from continuing operations	6,533	(4,118)	3,552	(10,203)
Discontinued operations:				
Income (loss) from operations of Advertising business, net of tax	-	(463)	832	(1,948)
Loss from sale of Advertising business	(56)	-	(4,874)	-
Loss on discontinued operations	(56)	(463)	(4,042)	(1,948)
Net income (loss)	$ 6,477	$ (4,581)	$ (490)	$ (12,151)
Basic income (loss) per share:				
Income (loss) from continuing operations	$ 0.13	$ (0.09)	$ 0.07	$ (0.23)
Loss on discontinued operations	-	(0.01)	(0.08)	(0.04)
Net income (loss)	$ 0.13	$ (0.10)	$ (0.01)	$ (0.27)
Diluted income (loss) per share:				
Income (loss) from continuing operations	$ 0.13	$ (0.09)	$ 0.07	$ (0.23)
Loss on discontinued operations	-	(0.01)	(0.08)	(0.04)
Net income (loss)	$ 0.13	$ (0.10)	$ (0.01)	$ (0.27)
Weighted average shares used in computing income (loss) per share				
Basic	48,475	45,443	48,127	45,230
Diluted	48,821	45,443	49,257	45,230

TELENAV © 2019

Telenav, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended December 31, 2019	Six Months Ended December 31, 2018
Operating activities		
Net loss	$ (490)	$ (12,151)
Loss on discontinued operations	4,042	1,948
Income (loss) from continuing operations	3,552	(10,203)
Adjustments to reconcile net loss to net cash provided by operating activities:		
Stock-based compensation expense	3,230	3,923
Depreciation and amortization	1,856	2,016
Operating lease amortization net of accretion	1,321	-
Accretion of net premium on short-term investments	75	-
Unrealized gain on non-marketable equity investments	(62)	(1,259)
Equity in net income of equity method investee	(797)	-
Other	(1)	(14)
Changes in operating assets and liabilities:		
Accounts receivable	25,835	3,390
Deferred income taxes	(409)	445
Deferred costs	(1,961)	(7,040)
Prepaid expenses and other current assets	1,710	216
Other assets	21	(116)
Trade accounts payable	(15,054)	9,812
Accrued expenses and other liabilities	7,619	(9,575)
Income taxes payable	130	39
Deferred rent	-	91
Operating lease liabilities	(1,754)	-
Deferred revenue	9,202	13,234
Net cash provided by operating activities	34,513	4,959

	Six Months Ended December 31, 2019	Six Months Ended December 31, 2018
Investing activities		
Purchases of property and equipment	(1,078)	(445)
Purchases of short-term investments	(54,439)	(15,862)
Purchases of long-term investments	(3,500)	-
Proceeds from sales and maturities of short-term investments	24,067	20,342
Net cash provided by (used in) investing activities	(34,950)	4,035
Financing activities		
Proceeds from exercise of stock options	8,306	26
Tax withholdings related to net share settlements of restricted stock units	(1,148)	(1,559)
Repurchase of common stock	(4,019)	-
Net cash provided by (used in) financing activities	3,139	(1,533)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(85)	(360)
Net increase in cash, cash equivalents and restricted cash, continuing operations	2,617	7,101
Net cash used in discontinued operations	(3,975)	(2,319)
Cash, cash equivalents and restricted cash, beginning of period	29,225	20,099
Cash, cash equivalents and restricted cash, end of period	$ 27,867	$ 24,881
Supplemental disclosure of cash flow information		
Income taxes paid, net	$ 1,279	$ 586
Non-cash investing: Investment in LLC acquired in exchange for sale of Advertising business	$ 15,600	$ -
Cash flow from discontinued operations:		
Net cash used in operating activities	$ (3,569)	$ (2,319)
Net cash used in financing activities	(406)	-
Net cash transferred from continuing operations	3,975	2,319
Net change in cash and cash equivalent from discontinued operation	-	-
Cash and cash equivalent of discontinued operations, beginning of period	-	-
Cash and cash equivalent of discontinued operations, end of period	$ -	$ -
Reconciliation of cash, cash equivalents and restricted cash to the condensed consolidated balance sheets		
Cash and cash equivalents	$ 26,347	$ 22,405
Restricted cash	1,520	2,476
Total cash, cash equivalents and restricted cash	$ 27,867	$ 24,881

TELENAV © 2019

Telenav, Inc.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
Reconciliation of Revenue to Billings

	Three Months Ended December 31,		Six Months Ended December 31,	
	2019	2018	2019	2018
Revenue	$ 67,346	$ 50,160	$ 130,962	$ 96,412
Adjustments:				
Change in deferred revenue	(2,920)	6,392	9,202	13,234
Billings	$ 64,426	$ 56,552	$ 140,164	$ 109,646

Telenav, Inc.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
Reconciliation of Deferred Revenue to Change in Deferred Revenue
Reconciliation of Deferred Costs to Change in Deferred Costs

	Three Months Ended December 31,		Six Months Ended December 31,	
	2019	2018	2019	2018
Deferred revenue, end of period	$ 144,337	$ 87,772	$ 144,337	$ 87,772
Deferred revenue, beginning of period	147,257	81,380	135,135	74,538
Change in deferred revenue	$ (2,920)	$ 6,392	$ 9,202	$ 13,234
Deferred costs, end of period	$ 81,763	$ 65,465	$ 81,763	$ 65,465
Deferred costs, beginning of period	77,795	62,806	79,802	58,425
Change in deferred costs[1]	$ 3,968	$ 2,659	$ 1,961	$ 7,040

[1] Deferred costs primarily include costs associated with third-party content and in connection with certain customized software solutions, the costs incurred to develop those solutions. We expect to incur additional costs in the future due to requirements to provide ongoing map updates and provisioning of services such as hosting, monitoring, customer support and, for certain customers, additional period content and associated technology costs.

TELENAV © 2019

Net income (loss) income Net Loss on discontinuedLoss operations Income (loss) from continuing from operations Income (loss) Adjustments: Legal settlement andLegal settlement contingencies Adjusted EBITDA Stock-based compensation expense Depreciation andDepreciation amortization expense Other income, netOther income, Provision for income taxes income for Provision Equity equity inof net methodincome investees Reconciliation of Net Income (Loss) to Adjusted to of Income Net (Loss) EBITDA Reconciliation Unaudited Reconciliation of Non-GAAP Adjustments Unaudited Reconciliation $ $ $ $ 2019 Three Months Ended 6,477 6,533 1,478 7,757 December 31, December (596) (797) 934 205 (in thousands)(in - Telenav, Inc. 56 $ $ $ $ 2018 (4,581) (4,118) (1,017) 1,875 1,006 (532) 463 650 102 - $ $ $ $ 2019 Six Six Months Ended (1,157) 4,042 3,552 3,230 1,856 7,300 December 31, December (490) (797) 616 - $ $ $ $ 2018 (12,151) (10,203) (2,122) (4,894) 1,948 3,923 2,016 650 842 - © 2019

	Three Months Ended December 31,		Six Months Ended December 31,	
	2019	2018	2019	2018
Net income (loss)	$ 6,477	$ (4,581)	$ (490)	$ (12,151)
Loss on discontinued operations	56	463	4,042	1,948
Income (Loss) from continuing operations	6,533	(4,118)	3,552	(10,203)
Adjustments to reconcile net loss to net cash provided by operating activities:				
Change in deferred revenue [1]	(3,019)	6,392	9,202	13,234
Change in deferred costs [2]	(3,940)	(2,659)	(1,961)	(7,040)
Changes in other operating assets and liabilities	10,479	3,036	18,098	4,302
Other adjustments [3]	2,291	2,862	5,622	4,666
Net cash provided by operating activities	12,344	5,513	34,513	4,959
Less: Purchases of property and equipment	(617)	(346)	(1,078)	(445)
Free cash flow	$ 11,727	$ 5,167	$ 33,435	$ 4,514

[1] Consists of product royalties, customized software development fees, service fees and subscription fees.

[2] Consists primarily of third party content costs and customized software development expenses.

[3] Consists primarily of depreciation and amortization, stock-based compensation expense and other non-cash items.

TELENAV © 2019